Exhibit 99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	8/19/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	8/19/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MAY	JUNE	JULY
ASSETS
1.	UNRESTRICTED CASH	$295,821	$4,090,619	$2,446,097	$681,334
2.	RESTRICTED CASH	$101,555	$(0)	$(0)	$0
3.	TOTAL CASH	$397,376	$4,090,619	$2,446,097	$681,334
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$89,998	$68,498	$46,998
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$101,248	$101,962	$95,826	6
8.	OTHER (ATTACH LIST)	$49,475	$53,545	$61,539	$53,539
9.	TOTAL CURRENT ASSETS	$943,098	$4,335,410	$2,678,096	$877,698
10.	PROPERTY, PLANT & EQUIPMENT		$1,979,129	$1,979,129	$1,979,129
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,876,396)	$(1,880,310)	$(1,884,223)
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$102,733	$98,820	$94,906
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$0	$0	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$17,268,742	$17,923,169	$18,551,354
16.	TOTAL ASSETS	$89,685,300	$21,706,885	$20,700,085	$19,523,958
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,893,947	$2,051,966	$3,680,706	4
18.	TAXES PAYABLE		$101,343	$106,912	$112,482	5
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$5,931,577	$7,213,519	$7,763,939	4&7
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$30,459,419	$30,164,530	$31,117,178	8
23.	TOTAL POSTPETITION LIABILITIES		$38,386,286	$39,536,928	$42,674,304
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$4,504	$4,504	$4,504	2&5
25.	PRIORITY DEBT	undetermined	$0	$0	$0
26.	UNSECURED DEBT	$9,203,450	$686,588	$686,588	$686,588
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$691,092	$691,092	$691,092
29.	TOTAL LIABILITIES	$9,203,450	$39,077,379	$40,228,021	$43,365,396
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(25,233,878)	$(27,308,049)	$(30,755,451)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(71,115,385)	$(71,198,657)	$(72,064,758)	1
33.	TOTAL EQUITY		$(17,370,493)	$(19,527,936)	$(23,841,438)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$21,706,885	$20,700,085	$19,523,958

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$79,205,010.10
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(7,151,972.18)
$72,064,757.66

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015 related to the airplane.
[4]	Item 17. Accounts Payable includes $3,591,717.34 of invoices from bankruptcy professionals that would otherwise be included in Item 20. Professional Fees.
[5]	Item 18. Taxes Payable includes 2015 property tax accessed on the airplane which remains unpaid.
[6]	Item 7. Prepaid Expenses includes $14,370.78 postage purchased for mailouts.
[7]	Item 20. Professional Fees reflects expenses allocated to LPI. MOR-6 reflects all bankruptcy professional fees of Life Partners Holdings and its subsidiaries.
[8]	Item 22. Other Postpetition Liabilities reflects a correction to the June 2016 figure previously reported here.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MAY	JUNE	JULY
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Employee Advances	$992	$0	$8,000	$0
8.	Notes Receivable-Employee	$477	$476	$470	$470
8.
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$53,545	$61,539	$53,539
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$-	$-	$-	1
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$-	$-	$-
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$16,840,949	$17,396,547	$17,805,837
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$751,058	$823,657	$1,028,880
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$392,129	$418,360	$432,033
15.	Deposits		$11,912	$11,912	$11,912
15.	TOTAL - OTHER ASSETS	$13,513,629	$17,268,742	$17,923,169	$18,551,354

POSTPETITION LIABILITIES
22.	Accrued Payroll		$13,634	$33,883	$30,930	4
22.	Accrued Vacation		$77,532	$76,319	$77,716
22.	Accrued 401K		$3,343	$1,211	$1,689
22.	401K Loan		$854	$298	$372
22.	Child Support & PR Garnishment		$0	$0	$335
22.	US Trustee Fees		$22,705	$25,305	$22,055	3
22.	Phoenix Life Insurance Settlement		$313,835	$0	$0	2
22.	Loan From Maturities (Dkt 1127)		$25,000,000	$25,000,000	$25,000,000
22.	Interest Payable on Loan From Maturities				$956,566	5
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$30,459,419	$30,164,530	$31,117,178

[1]	Sold pursuant to court order Dkt.1053
[2]	Funds received from class action lawsuit against Phoenix Life Insurance regarding COI increases. These funds were distributed to position holder escrow accounts in June.
[3]	This was previously shown as part of Line 20. Professional Fee Liability on page 1 of the Monthly Operating Report.
[4]	June 2016 Accrued Payroll reflects a correction to the figure previously report here.
[5]	Interest Payable on Loan from Maturities includes interest that pertains to previous periods as shown below:

November 2015	$13,286.11	April 2016	$97,217.58
December 2015	$68,345.21	May 2016	$109,303.86
January 2016	$93,132.74	June 2016	$166,340.39
February 2016	$90,335.75	July 2016	$211,867.28
March 2016	$106,737.02

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		APRIL	MAY	JUNE	JULY
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$12,748	$13,808	$11,801	$15,438
7.	TOTAL COST OF GOODS SOLD	$12,748	$13,808	$11,801	$15,438
8.	GROSS PROFIT	$(12,748)	$(13,808)	$(11,801)	$(15,438)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$114,842	$14,808	$20,347	$37,406	2
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$217,736	$228,696	$206,832	$205,923
12.	RENT & LEASE	$19,603	$17,054	$16,148	$21,571
13.	OTHER (ATTACH LIST)	$13,014	$19,006	$14,856	$12,248
14.	TOTAL OPERATING EXPENSES	$365,195	$279,563	$258,183	$277,149
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(377,943)	$(293,371)	$(269,984)	$(292,587)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(6,689)	$(389)	$(4,024)	$(221)	1
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$18	$956,566	3
19.	DEPRECIATION / DEPLETION	$3,914	$3,914	$3,914	$3,914
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(2,775)	$3,525	$(92)	$960,258
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$1,909,503	$1,696,771	$1,794,434	$2,165,672
24.	U.S. TRUSTEE FEES	$9,750	$650	$2,600	$6,500
25.	OTHER (ATTACH LIST)	$13,917	$10,086	$7,245	$22,384
26.	TOTAL REORGANIZATION EXPENSES	$1,933,170	$1,707,507	$1,804,279	$2,194,557
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(2,308,338)	$(2,004,403)	$(2,074,171)	$(3,447,402)

[1]	See Supplement To Accrual Basis-2.
[2]	April Officer/Insider Compensation includes $99,380.99 severance for a former officer. It does not include $13,787.08 of vacation offset against accrued vacation.
[3]	See Supplement to Accrual Basis-1, Footnote 5.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		APRIL	MAY	JUNE	JULY
OTHER OPERATING EXPENSES
13.	Other Expense- Premium Expense	$13,014	$19,006	$14,856	$4,761
13.	Other Expense- BK Premiums	$-	$-	$-	$-
13.	Legal & Professional Expense				$7,487
13.	TOTAL - OTHER OPERATING EXPENSE	$13,014	$19,006	$14,856	$12,248
NON-OPERATING INCOME
16.	Interest Income	$2	$0	$3,864	$-
16.	Gain on Sale of Egyptian Replicas
16.	Gain on Sale of Assets
16.	Other Income	$6,687	$388	$160	$221	1
16.	TOTAL NON-OPERATING INCOME	$6,689	$389	$4,024	$221
NON-OPERATING EXPENSE
17.		$-	$-	$-	$-
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$-	$-	$-	$-
21.	State Income Tax-Other	$-	$-	$-	$-
21.
21.	TOTAL OTHER EXPENSE	$-	$-	$-	$-
OTHER REORGANIZATION EXPENSES
25.	Transcription Services	$392	$384	$155
25.	Relativity Hosting	$5,940	$6,000	$3,363	$4,325
25.	Trustee Travel Expense	$7,585	$3,702	$3,727	$3,333
25.	TownHall Meeting Expenses				$14,726
25.	Barbara Pope Contract Labor
25.	TOTAL OTHER REORGANIZATION EXP	$13,917	$10,086	$7,245	$22,384

[1]	April includes payment for Unclaimed Property received from the state.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		APRIL	MAY	JUNE	QUARTER ENDED JUNE 30, 2016	JULY
1.	CASH - BEGINNING OF MONTH	$813,452	$5,991,886	$4,090,619		$2,446,097
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION			$21,500	$21,500	$21,500	4
4.	POSTPETITION	$71	$174,624	$(600)	$174,094		5
5.	TOTAL OPERATING RECEIPTS	$71	$174,624	$20,900	$195,594	$21,500
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$7,921,515			$7,921,515
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$28,808	$908	$5,434	$35,150	$909
9.	TOTAL NON-OPERATING RECEIPTS	$7,950,323	$908	$5,434	$7,956,665	$909
10.	TOTAL RECEIPTS	$7,950,394	$175,532	$26,334	$8,152,259	$22,409
11.	TOTAL CASH AVAILABLE	$8,763,846	$6,167,417	$4,116,953		$2,468,506
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$98,937	$221,518	$102,979	$423,434	$85,985	1
13.	PAYROLL TAXES PAID	$38,572	$83,221	$34,054	$155,847	$33,909	2
14.	SALES, USE & OTHER TAXES PAID			$18	$18	$150
15.	SECURED / RENTAL / LEASES	$19,603	$17,054	$16,148	$52,805	$21,571
16.	UTILITIES	$7,317	$5,754	$5,739	$18,810	$8,437
17.	INSURANCE	$49,792	$23,134	$55,100	$128,026	$23,302	3
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES	$123	$1,698	$40	$1,862	$39
20.	TRAVEL	$1,175	$869	$1,438	$3,482	$856
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$3,090	$5,818	$3,931	$12,839	$3,047
23.	SUPPLIES	$2,102	$1,436	$1,756	$5,294	$1,197
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$1,002,759	$654,548	$993,419	$2,650,726	$747,224
26.	TOTAL OPERATING DISBURSEMENTS	$1,223,471	$1,015,049	$1,214,623	$3,453,143	$925,718
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$1,524,029	$1,039,144	$445,872	$3,009,045	$841,566
28.	U.S. TRUSTEE FEES	$9,750			$9,750	$9,750
29.	OTHER (ATTACH LIST)	$14,710	$22,605	$10,362	$47,677	$10,138
30.	TOTAL REORGANIZATION EXPENSES	$1,548,490	$1,061,749	$456,233	$3,066,472	$861,454
31.	TOTAL DISBURSEMENTS	$2,771,960	$2,076,798	$1,670,856	$6,519,614	$1,787,172
32.	NET CASH FLOW	$5,178,433	$(1,901,266)	$(1,644,522)	$1,632,645	$(1,764,763)
33.	CASH - END OF MONTH	$5,991,886	$4,090,619	$2,446,097		$681,334

[1]	Net Payroll for May includes $84,556.59 severance and vacation paid to a former officer.
[2]	Payroll Taxes Paid for May includes $28,611.48 employee payroll taxes and $5,977.87 empoyer payroll taxes paid on severance and vacation paid to a former officer.
[3]	June 2016 insurance includes $32,116.09 paid for D&O insurance normally paid by LPHI.
[4]	Receipt of payment on settlement with Jacobowitz Family Trust per Docket 2126.
[5]	This corrects a receipt classified here in May 2016.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		APRIL	MAY	JUNE	QUARTER ENDED JUNE 30, 2016	JULY

NON-OPERATING RECEIPTS-LOANS AND ADVANCES
6.	Loan From Maturities (Dkt 1127)	$7,921,515			$7,921,515
6.					$-
6.	Total Loans and Advances	$7,921,515	$-	$-	$7,921,515	$-

NON-OPERATING RECEIPTS-OTHER
8.	Flow Thru Premiums & Platform Fees	$600	$600	$600	$1,800	$600
8.	Interest Income		$102	$4,020	$4,122	$178
8.	Other Inc-dividends on pd out policies			$4	$4	$43
8.	Return of retainer	$21,170			$21,170
8.	Reimbursements & Refunds-COBRA insurance	$351		$29	$380	$15
8.	Reimbursements & Refunds-Unclaimed Property	$6,687			$6,687
8.	Reimbursements & Refunds-Utilities		$206		$206
8.	Reimbursements & Refunds-Postage			$584	$584	$48
8.	Reimbursements & Refunds-Other			$196	$196	$25
8.	Total Other Non-Operating Receipts	$28,808	$908	$5,434	$35,150	$909

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$946,068	$591,332	$569,617	$2,107,017	$669,512
25.	Premiums-LPI Owned positions	$14,027	$14,700	$21,514	$50,241	$18,389
25.	Bank Fees (Charged & Reversed)	$807	$1,982	$5,134	$7,923	$1,845	[1]
25.	Premiums-BK, Texas AG &Others			$11,470	$11,470	$5,575
25.	Courier Services/Postage	$1,352	$2,010	$1,164	$4,526	$1,700
25.	Employee Relations				$-	$686
25.	Flow Thru Premiums	$600	$600	$600	$1,800	$600
25.	Legal Retainer		$3,000		$3,000		[2]
25.	Licenses & Fees	$376	$140	$256	$772	$256
25.	Medical Records	$1,454	$3,718	$1,813	$6,986	$1,670
25.	Medical Review Life Expectancy	$2,350	$1,350		$3,700	$225
25.	Outside Services	$6,472	$3,981	$4,882	$15,335	$6,020
25.	Payroll Garnishment			$303	$303
25.	Payroll-401K deductions	$9,236	$8,508	$12,736	$30,480	$8,676
25.	PES Operating Exp			$863	$863	$300
25.	Software Licenses & Support		$2,800	$10,561	$13,362
25.	Policy Administration Expense	$9,658	$9,875	$28,661	$48,194	$21,760
25.	Subscriptions	$309	$551	$10	$870	$10
25.	Trust Fees/Cost Reimbursement	$10,050	$10,000	$10,000	$30,050	$10,000
25.	Distribution of Phoenix Life Insurance Settlement			$313,835	$313,835		[3]
25.	Equipment Purchased				$-
25.	Employee Loan & Advances				$-
25.	Total - Other Operating Disbursements	$1,002,759	$654,548	$993,419	$2,650,726	$747,224

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$392	$384		$776	$155
29.	Relativity Hosting	$9,098	$13,332	$5,703	$28,133	$5,703
29.	Trustee Travel Expense Reimbursement	$5,221	$8,888	$4,659	$18,767	$4,279
29.	Barbara Pope Contract Labor				$-
29.	Privilege Log Export				$-
29.	Total - Other Reorganization Expenses	$14,710	$22,605	$10,362	$47,677	$10,138

[1]	June 2016 includes $3,000 Bank Escrow Fees.
[2]	Retainer paid to Jardim, Meisner & Susser for assistance with obtaining death certificate from the state of New Jersey.
[3]	See SUPPLEMENT TO ACCRUAL BASIS-1 Footnote 2.

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MAY	JUNE	JULY
1.	0-30	$139,890	$413,824	$627,301	$668,939
2.	31-60	$279,914	$943,516	$414,998	$572,875
3.	61-90	$77,762	$608,500	$943,516	$414,998
4.	91+	$12,721,787	$15,626,167	$16,234,389	$17,177,905
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$17,592,007	$18,220,204	$18,834,716	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$12,108,690	$12,736,887	$13,351,399	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	July 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0				$0
2.	STATE	$0				$0
3.	LOCAL	$38,985			$73,496	$112,482	[2]
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$38,985	$0	$0	$73,496	$112,482

6.	ACCOUNTS PAYABLE	$74,148	$1,639,113	$170,120	$1,797,324	$3,680,706

STATUS OF POSTPETITION TAXES	MONTH:	July 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$14,858	$14,858	$0
2.	FICA-EMPLOYEE	$0	$9,525	$9,525	$0
3.	FICA-EMPLOYER	$0	$9,525	$9,525	$0
4.	UNEMPLOYMENT	$0			$0
5.	INCOME	$0			$0
6.	OTHER (ATTACH LIST)	$0			$0
7.	TOTAL FEDERAL TAXES	$0	$33,909	$33,909	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT	$0			$0
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$106,912	$5,569		$112,482	[2]
14.	OTHER (ATTACH LIST)	$0			$0
15.	TOTAL STATE & LOCAL	$106,912	$5,569	$0	$112,482
16.	TOTAL TAXES	$106,912	$39,478	$33,909	$112,482

[1]	These amounts are reported in detail on SUPPLEMENT TO ACCRUAL BASIS-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $4,504.20 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15. Taxes Payable older than 91 days are property taxes assessed on the airplane pending request for the tax to be reduced.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

	MONTH:	July 2016
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas	Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:		4080	4091	2027	TOTAL
C. PURPOSE (TYPE):		Checking	Checking	Checking
1.	BALANCE PER BANK STATEMENT	$985,789	$132,059	$2,350	$1,120,198
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$178	$1,948		$2,126
3.	SUBTRACT: OUTSTANDING CHECKS	$310,016	$134,006		$444,022
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$675,952	$0	$2,350	$678,302
6.	NUMBER OF LAST CHECK WRITTEN	2519	2662	1002

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$0	[2]
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$3,032	[1]

13.	TOTAL CASH - END OF MONTH	$681,334

[1]	Item 12. Currency On Hand includes:	Petty Cash	$522
		PayPal	$2,326
		Prepaid Visa	$185

[2]	Account has $0 balance and is closed.
[3]	Bank Accounts holding funds in trust from PES for premium escrows and maturities:

Cash Accounts
Premiums Collection Acct # 2016 (sweeps to acct #0027)	$138,509.07
Premium Escrow Account FHPREA #0027	$21,248,431.04
Maturities Account MEA #0019	$13,384,657.64
$34,771,597.75

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	July 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$14,443	$200,773
2.	Advance Trust & Life Escrow Svcs	Premium Remittance/Cost Reimb	$215,735	$1,416,528
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error		$113,565
4.	LPI Financial Services, Inc.	Forward Platform Fees	$8,255	$10,353
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$300	$4,460,563
6.	Colette Pieper	Salaries/Expense Reimbursement	$0	$263,671
7.	Debora J. Carr	Salaries/Expense Reimbursement	$4,021	$55,646
8.	TOTAL PAYMENTS TO INSIDERS		$242,753	$6,521,099

PROFESSIONALS							[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	04/22/16	$1,134,925		$1,134,925	$565,927
2.	Bridgepoint Consulting	04/15/16	$1,172,526	$46,840	$1,172,526	$652,595
3.	Epiq Bankruptcy Solutions	05/22/15	$4,470,169	$230,132	$3,730,404	$764,765
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	04/22/16	$297,725	$11,426	$297,725	$105,087
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	05/24/16	$2,124,285	$135,069	$2,124,285	$1,482,630
9.	Phillips Murrah	04/22/16	$257,940		$257,940	$250,817
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	06/03/16	$9,956,051	$388,889	$9,956,051	$9,510,355
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$1,074,282	[3]
13.	Smith, Jackson, Boyer & Bovard, PLLC	04/15/16	$57,516	$211	$57,516	$9,846
14.	Predictive Resources	04/22/16	$374,603	$13,398	$374,603	$151,540
15.	D3G Capital Management LLC/Lewis & Ellis Inc	05/24/16	$172,540	$3,000	$172,540	$55,385
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[4]
17.	Sutherland Asbill & Brennan LLP	03/25/16	$0	$12,602	$12,602	$36,515
18.	TOTAL PAYMENTS TO PROFESSIONALS			$841,566	$20,015,698	$14,659,744

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Pitney Bowes Global Financial Services, LLC	$5,423	$5,423	$0	[1]
2.	Pitney Bowes Global Financial Services, LLC	$906	$0	$0	[1]
3.	Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4.	Great America Financial Services	$2,939	$2,939	$0
5.	PJC Investments, LLC	$12,000	$12,000	$0
6.	TOTAL	$22,323	$21,416	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[3]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[4]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	July 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Questionnaire Item 5. Loans were recevied from maturities of Life Settlements per Docket 1127 related to financing.
Questionnaire Item 9. 2015 Property Taxes assessed on the airplane have not been paid pending request for the amount to be reduced.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2016- 06/14/2017	$330.00 /month